CO-SIGNER.COM, INC.

CO-SIGNER.COM, INC.

BALANCE SHEETS

(unaudited)

	June 30, 2013	December 31, 2012
ASSETS
Current Assets:
Cash	$12,218	$1,016
Note receivable, related party	10,740	21,000
Other receivable	322	597
Total Current Assets	23,280	22,613

Property and equipment, net	3,894	4,959
Intangible assets, net	23,528	29,199
Other assets	1,250	—
Total Assets	$51,952	$56,771

LIABILITIES AND STOCKHOLDERS’ DEFICIT

LIABILITIES
Current Liabilities:
Accounts payable	$76,699	$69,708
Accrued liabilities	3,356	190
Note payable, related party	35,500	47,000
Notes payable	21,500	—
Total Current Liabilities	137,055	116,898

Long-term Liabilities:
Notes payable, related party, net of discount of $38,434	12,715	—
Notes payable, net of discount of $14,486	514	—
Total Long-term Liabilities	13,229
Total Liabilities	150,284	116,898

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.001 par value, 10,000,000 authorized, no shares issued and outstanding	—	—
Common stock, $0.001 par value, 90,000,000 common shares authorized, 35,166,500 and 32,720,000 shares issued and outstanding, respectively	35,166	32,720
Additional paid in capital	806,647	683,688
Accumulated deficit	(940,145)	(776,535)
Total Stockholders’ Deficit	(98,332)	(60,127)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$51,952	$56,771

The accompanying notes are an integral part of these financial statements.

F-1

CO-SIGNER.COM, INC.

STATEMENTS OF OPERATIONS

(unaudited)

	For the Six Months Ended June 30,		For the Three Months Ended June 30,
	2013	2012	2013	2012

Revenue	$34,035	12,346	13,467	$7,421

Expenses
Professional fees	16,515	28,185	10,350	14,078
Salaries and wages	45,019	48,126	23,982	29,511
Advertising and promotion	57,873	48,746	43,633	31,560
General and administrative	63,591	132,211	42,675	42,117
Total operating expenses	182,998	257,268	120,640	117,266
Loss from operations	$(148,963)	(244,922)	(107,173)	$(109,845)

Other income (expense)
Amortization of debt discount	(13,230)	—	(13,230)	—
Interest expense	(1,417)	—	(1,417)	—
Total other expense	(14,647)	—	(14,647)	—

Loss before Provision for Income Taxes	(163,610)	(244,922)	(121,820)	(109,845)

Provision for Income Taxes	—	—	—	—

Net Loss	$(163,610)	(244,922)	(121,820)	$(109,845)

Net Loss per share
Basic	$(0.01)	(0.01)	(0.00)	$(0.00)

Weighted average shares outstanding, basic	32,938,008	23,856,264	33,170,390	30,212,912

The accompanying notes are an integral part of these financial statements.

F-2

CO-SIGNER.COM, INC.

STATEMENTS OF CASH FLOWS

(unaudited)

	For the Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net loss for the period	$(163,610)	$(244,922)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	6,736	2,566
Stock-based compensation	31,255	—
Amortization of debt discount	13,231	—
Change in assets and liabilities:
Decrease in accounts receivable	—	429
Decrease in other receivable	275	—
(Increase) in other assets	(1,250)	—
Increase in accounts payable	6,989	8,792
Increase (decrease) in accrued expenses	3,166	(33,268)
Net cash used in operating activities	(103,208)	(266,403)
Cash flows from investing activities
Purchase of property and equipment	—	(5,334)
Purchase of intangible assets	—	(12,410)
(Issuance) repayments of note receivable, related party	10,260	(131,500)
Net cash provided by (used in) investing activities	10,260	(149,244)
Cash flows from financing activities:
Loans from shareholder	29,650	22,000
Proceeds from notes payable	46,500	—
Contributed capital, related party	8,000	—
Proceeds from the sale of common stock	20,000	411,400
Net cash provided by financing activities	104,150	433,400
Net increase in cash	11,202	17,753
Cash at beginning of period	1,016	14,719
Cash at end of period	$12,218	$32,472

Supplemental Cash Flow Information:
Cash paid for interest	$—	$—
Cash paid for income taxes	$—	$—

Supplemental Non-Cash Investing and Financing Information:
Intrinsic value of beneficial conversion feature of convertible promissory notes	$66,150	$—

The accompanying notes are an integral part of these financial statements.

F-3

CO-SIGNER.COM, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Business

Co-Signer.com, Inc. (“Co-Signer” or the “Company”) was incorporated on June 1, 2011 as LetUsCoSign.com, Inc. (”LetUsCoSign”), a closely held Nevada corporation for the purpose of providing real estate financial services to tenants that were required to have a cosigner for their residential lease due to a credit issue. In November 2011, the Company was sold to BlackNine Group, LLC. On December 16, 2012, BlackNine Group formed Co-Signer.com, Inc. and Co-Signer.com purchased all the assets and liabilities of LetUsCoSign from its shareholders. LetUsCoSign.com, Inc. ceased all operations officially on January 1, 2012 with all assets and liabilities transferred to Co-Signer.com, Inc.

In February 2013 Finiks Capital took over management of Co-Signer.com, Inc. from BlackNine Group, LLC and the various partners that received stock in the new pubco.  In August 2013 a reverse merger between Co-Signer.com, Inc. and Co-Signer Acquisitions, Inc., a wholly-owned subsidiary of Co-Signer, Inc. formerly known as Southern Products, Inc.  The pubco went through a change in control and management and changed its name from Southern Products, Inc. (SNPD) to Co-Signer, Inc. (COSR), established Co-Signer Acquisition Corp. which did a reverse merger with Co-Signer.com, Inc. in exchange for stock, all assets and liabilities.

Basis of Presentation

The accompanying interim unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and the rules and regulations of the United States Securities and Exchange Commission for interim financial information. Accordingly, they do not include all the information and footnotes necessary for a comprehensive presentation of financial position, results of operations, stockholders’ deficit or cash flows. It is management's opinion, however, that all material adjustments (consisting of normal recurring adjustments) have been made which are necessary for a fair financial statement presentation.  The interim unaudited financial statements should be read in conjunction with the Company’s Annual Report on Form 8-K, which contains the annual audited financial statements and notes for the years ended December 31, 2012 and 2011. The interim results for the three and six months ended June 30, 2013 are not necessarily indicative of the results for the full fiscal year. The interim unaudited financial statements are presented in USD.

Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less to be cash equivalents. There were no cash equivalents as of June 30, 2013 and December 31, 2012.

Basic Loss per Share

Basic income (loss) per share is calculated by dividing the Company’s net loss applicable to common shareholders by the weighted average number of common shares during the period. Diluted earnings per share is calculated by dividing the Company’s net income available to common shareholders by the diluted weighted average number of shares outstanding during the year. The diluted weighted average number of shares outstanding is the basic weighted number of shares adjusted for any potentially dilutive debt or equity. As of June 30, 2013 if all convertible notes were fully converted they could be converted into 12,250,000 shares of common stock.

Concentrations of Credit Risk

The Company maintains its cash in bank deposit accounts, the balances of which at times may exceed federally insured limits. The Company continually monitors its banking relationships and consequently has not experienced any losses in such accounts. The Company believes it is not exposed to any significant credit risk on cash and cash equivalents.

Property and Equipment

Property and equipment are stated at cost.  Depreciation and amortization are provided utilizing the straight-line method over the related asset’s estimated useful life of three years.

Maintenance and repairs are charged to expense as incurred; renewals and improvements that extend the useful life of the assets are capitalized.  Upon retirement or disposal, the asset cost and the related accumulated depreciation and amortization are eliminated from the respective accounts and a resulting gain or loss, if any, is included in the results of operations.

F-4

CO-SIGNER.COM, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Fair Value of Financial Instruments

For certain of the Company’s non-derivative financial instruments, including cash and cash equivalents, receivables, accounts payable, and other accrued liabilities, the carrying amount approximates fair value due to the short-term maturities of these instruments. The estimated fair value of long-term debt is based primarily on borrowing rates currently available to the Company for similar debt issues. The fair value approximates the carrying value of long-term debt.

ASC Topic 820, “Fair Value Measurements and Disclosures,” requires disclosure of the fair value of financial instruments held by the Company. ASC Topic 825, “Financial Instruments,” defines fair value, and establishes a three-level valuation hierarchy for disclosures of fair value measurement that enhances disclosure requirements for fair value measures.  The carrying amounts reported in the balance sheets for receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of their fair values because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest. The three levels of valuation hierarchy are defined as follows:

•	Level 1. Observable inputs such as quoted prices in active markets;
•	Level 2. Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly;
•	Level 3. Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions.

The following presents the gross value of assets and liabilities that were measured and recognized at fair value, as of June 30, 2013 and December 31, 2012.

•	Level 1: none
•	Level 2: none
•	Level 3: none

Intangible Assets

The Company classifies intangible assets into three categories: (1) intangible assets with definite lives subject to amortization, (2) intangible assets with indefinite lives not subject to amortization and (3) goodwill. The Company determines the useful lives of identifiable intangible assets after considering the specific facts and circumstances related to each intangible asset. Factors the Company considers when determining useful lives include the contractual term of any agreement related to the asset, the historical performance of the asset, the Company’s strategy for using the asset, any laws or other local regulations which could impact the useful life of the asset, and other economic factors, including competition and specific market conditions. Intangible assets that are deemed to have definite lives are amortized, on a straight-line basis, over their useful lives of three years.

Stock-Based Compensation

We account for equity instruments issued in exchange for the receipt of goods or services from non-employees. Costs are measured at the fair market value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earlier of the date on which there first exists a firm commitment for performance by the provider of goods or services or on the date performance is complete. The Company recognizes the fair value of the equity instruments issued that result in an asset or expense being recorded by the company, in the same period(s) and in the same manner, as if the Company has paid cash for the goods or services.

The Company accounts for employee stock-based compensation in accordance with the guidance of FASB ASC Topic 718, Compensation - Stock Compensation which requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values.  The fair value of the equity instrument is charged directly to compensation expense and credited to additional paid-in capital over the period during which services are rendered.

F-5

CO-SIGNER.COM, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company follows ASC Topic 505-50, formerly EITF 96- 18, “Accounting for Equity Instruments that are Issued to Other than Employees for Acquiring, or in Conjunction with Selling Goods and Services ,” for stock options and warrants issued to consultants and other non-employees.  In accordance with ASC Topic 505-50, these stock options and warrants issued as compensation for services provided to the Company are accounted for based upon the fair value of the services provided or the estimated fair market value of the option or warrant, whichever can be more clearly determined.

Income Taxes

Income taxes are computed using the asset and liability method of accounting. Under the asset and liability method, a deferred tax asset or liability is recognized for estimated future tax effects attributable to temporary differences and carryforwards. The measurement of deferred income tax assets is adjusted by a valuation allowance, if necessary, to recognize future tax benefits only to the extent, based on available evidence; it is more likely than not such benefits will be realized. The Company’s deferred tax assets were fully reserved at June 30, 2013 and December 31, 2012.

The Company accounts for its income taxes using the Income Tax topic of the FASB ASC 740, which requires the recognition of deferred tax liabilities and assets for expected future tax consequences of events that have been included in the financial statements or tax returns.  Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. It is the Company’s policy to classify interest and penalties on income taxes as interest expense or penalties expense. As of at June 30, 2013 and December 31, 2012., there have been no interest or penalties incurred on income taxes.

Revenue Recognition

Revenue from services and related costs of are recognized when (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred, (iii) the price is fixed or determinable, and (iv) collectability is reasonably assured. These terms are typically met upon the completion of the application process.

Recent Accounting Pronouncements

In October 2012, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2012-04, ''Technical Corrections and Improvements" in Accounting Standards Update No. 2012-04. The amendments in this update cover a wide range of Topics in the Accounting Standards Codification. These amendments include technical corrections and improvements to the Accounting Standards Codification and conforming amendments related to fair value measurements. The amendments in this update will be effective for fiscal periods beginning after December 15, 2012. The adoption of ASU 2012-04 is not expected to have a material impact on our financial position or results of operations.

In August 2012, the FASB issued ASU 2012-03, "Technical Amendments and Corrections to SEC Sections: Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin (SAB) No. 114, Technical Amendments Pursuant to SEC Release No. 33-9250, and Corrections Related to FASB Accounting Standards Update 2010-22 (SEC Update)" in Accounting Standards Update No. 2012-03. This update amends various SEC paragraphs pursuant to the issuance of SAB No. 114. The adoption of ASU 2012-03 is not expected to have a material impact on our financial position or results of operations.

In July 2012, the FASB issued ASU 2012-02, "Intangibles -Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment" in Accounting Standards Update No. 2012-02. This update amends ASU 2011-08, Intangibles -Goodwill and Other (Topic 350): Testing Indefinite-Lived Intangible Assets for Impairment and permits an entity first to assess qualitative factors to determine whether it is more likely than not that an indefinite-lived intangible asset is impaired as a basis for determining whether it is necessary to perform the quantitative impairment test in accordance with Subtopic 350-30, Intangibles -Goodwill and Other -General Intangibles Other than Goodwill. The amendments are effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. Early adoption is permitted, including for annual and interim impairment tests performed as of a date before July 27, 2012, if a public entity's financial statements for the most recent annual or interim period have not yet been issued or, for nonpublic entities, have not yet been made available for issuance. The adoption of ASU 2012-02 is not expected to have a material impact on our financial position or results of operations.

F-6

CO-SIGNER.COM, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2013

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company has implemented all new accounting pronouncements that are in effect.  These pronouncements did not have any material impact on the financial statements unless otherwise disclosed, and the Company does not believe that there are any other new accounting pronouncements that have been issued, that might have a material impact on its financial position or results of operations.

NOTE 2 – PROPERTY AND EQUIPMENT

Property and equipment consisted of the following as of:

	June 30, 2013	December 31, 2012
Computer Equipment	$6,446	$6,446
Less: accumulated depreciation	(2,552)	(1,487)
Property and equipment, net	$3,894	$4,959

Depreciation expense for the six months ended June 30, 2013 and 2012 was $1,065 and $433 respectively.

NOTE 3 – INTANGIBLE ASSETS

Intangible assets consisted of the following as of:

	June 30, 2013	December 31, 2012
Website design	$34,310	$34,310
Domain name	1,500	1,500
Less: accumulated amortization	(12,282)	(6,611)
Intangible assets, net	$23,528	$29,199

Amortization expense for the six months ended June 30, 2013 and 2012 was $5,671 and $2,133, respectively.

NOTE 4 – NOTES PAYABLE

On June 3, 2013, the Company executed a convertible promissory note for $10,000. The note bears interest at 8% and matures in three years. The loan is convertible at any time into shares of common stock at $0.0067 per share. As a result of the conversion feature the Company has recorded a debt discount of $10,000, $375 of which has been amortized to interest expense. As of June 30, 2013, there is $195 of accrued interest on this note.

On June 10, 2013, the Company executed a convertible promissory note for $5,000. The note bears interest at 8% and matures in two years. The loan is convertible at any time into shares of common stock at $0.0067 per share. As a result of the conversion feature the Company has recorded a debt discount of $5,000, $139 of which has been amortized to interest expense. As of June 30, 2013, there is $90 of accrued interest on this note.

On June 12, 2013, the Company executed a promissory note for $10,000. The loan has no stated interest rate and was due August 12, 2013. The note does not bear interest but its principal balance includes a loan fee of $5,000. Subsequent to June 30, 2013, the loan was extended with no specific terms of repayment.

In April 2013 an individual loaned the Company $6,500. The loan bears interest at 8% and is due on demand. As of June 30, 2013, there is $28 of accrued interest on this note.

F-7

CO-SIGNER.COM, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2013

NOTE 5 - RELATED PARTY TRANSACTION

Notes Receivable

As of June 30, 2013 and December 31, 2012, $10,740 and $21,000, respectively was due from a related party. The loan has no stated interest rate and is due on demand.

Notes Payable

On May 23, 2013, the Company executed a promissory note for $10,000 with a related party. The note bears interest at 12% and was due August 21, 2013. As of June 30, 2013, there is $330 of accrued interest on this note. Subsequent to June 30, 2013, the loan and all accrued interest was repaid in full.

On February 1, 2013, the Company executed a convertible promissory note for $65,000 with a related party, $51,150 of which was funded as of June 30, 2013. The note bears interest at 5% and matures in two years. The loan is convertible at any time into shares of common stock at $0.0065 per share. As a result of the conversion feature the Company has recorded a debt discount of $51,150, $12,716 of which has been amortized to interest expense. As of June 30, 2013, there is $2,245 of accrued interest on this note.

On October 31, 2012, the Company executed a promissory note for $25,000 with Chiles Valley, LLC, a Company owned by the former CEO. The loan has no stated interest rate and is due on demand.

As of December 31, 2012, the Company owed $22,000 to its former CEO. The loan has no stated interest rate and is due on demand. During the six months ended June 30, 2013 $21,500 of this loan was repaid. As of June 30, 2013 $500 was still due.

NOTE 6 - COMMON STOCK

The Company has 10,000,000 shares of $0.001 par value preferred stock authorized and 90,000,000 shares of $0.001 par value common stock authorized.

During the six months ended June 30, 2013, the Company sold 2,000,000 shares of common stock at $0.01 per share for cash proceeds of $20,000.

During the six months ended June 30, 2013, a shareholder contributed $8,000 to the Company to help fund operations.

During the six months ended June 30, 2013 the Company issued 446,500 shares of common stock for services rendered. The shares were valued at $0.07, the closing price on the date of grant, for total expense of $31,255.

As of June 30, 2013 and December 31, 2012, the Company had 35,165,500 and 32,720,000 shares of common stock issued and outstanding. There were no shares of preferred stock issued and outstanding as of June 30, 2013 and December 31, 2012.

All shares were issued without registration under the Securities Act of 1933, as amended, in reliance upon the exemption afforded by Section 4(2) of that Act.

NOTE 7 - GOING CONCERN

As of June 30, 2013, the Company has a working capital deficit of $113,772, limited revenue and an accumulated deficit of $940,142. The financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern. The Company’s management plans on raising cash from public or private debt or equity financing, on an as needed basis and in the longer term, upon achieving profitable operations through its business activities.

F-8

CO-SIGNER.COM, INC.

NOTES TO THE FINANCIAL STATEMENTS

June 30, 2013

NOTE 8 - SUBSEQUENT EVENTS

On August 12, 2013, the Company entered into a Merger Agreement with Co-Signer, Inc., and its wholly-owned subsidiary, Co-Signer Acquisition Corp. Under the Merger Agreement the Company merged with and into Co-Signer Acquisition Corp. In connection with the closing of this transaction, Co-Signer, Inc., acquired all of the issued and outstanding shares of the Company, which resulted in the Company becoming a wholly-owned subsidiary of Co-Signer, Inc. In exchange for all of the issued and outstanding shares of the Company’s stock, the shareholders received a total of 1,173,041 shares of the newly-designated Series A Convertible Preferred Stock, $51,440 in newly-issued 8% Secured Notes, warrants to purchase a total of 51,440 shares of common stock at a price of $0.25 per share, and 23,000,000 newly-issued shares of common stock.

Subsequent to June 30, 2013, the Company issued 1,000,000 shares of common stock for total cash proceeds of $22,000.

Subsequent to June 30, 2013, the Company entered into a convertible promissory note agreement with an investor for $400,000, $50,000 of which has been received. The note was issued with a 10% original discount with a maturity date of one year from each payment.

In accordance with ASC 855-10, the Company has analyzed its operations subsequent to June 30, 2013 through the date these financial statements were issued and has determined that it does not have any material subsequent events to disclose in these financial statements other than the events described above.

F-9